                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                             The Vantagepoint Funds
                             ----------------------
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
                             THE VANTAGEPOINT FUNDS
                               EQUITY INCOME FUND

                         777 North Capital Street, N.E.
                                    Suite 600
                             Washington, D.C. 20002

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 28, 1999

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Vantagepoint Funds (the "Trust") on behalf of the Equity Income Fund (the "Fund"), for use at the Special Meeting of Shareholders to be held at 9:30 a.m. on Wednesday, July 28, 1999 at the offices of ICMA Retirement Corporation, 777 North Capitol St. N.E., Suite 600, Washington, D.C. 20002, and at any adjourned session thereof (this meeting and any adjournment thereof are herinafter referred to as the "Meeting"). Shareholders of record of the Fund as of the close of business on June 1, 1999, ("Shareholders") are entitled to vote at the meeting.

       As of June 1, 1999 there were 51,680,823 shares of beneficial interest of the Fund issued and outstanding.

       Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on the proposal. In addition to the solicitation of proxies by mail, directors and officers of the Trust and employees of ICMA Retirement Corporation and officers of Vantagepoint Investment Advisers, LLC (the "Investment Adviser"), may solicit proxies in person. The proxy card and this proxy statement are being mailed to shareholders on or about June 16, 1999.

       Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 777 North Capitol St., N.E., Washington, D.C. 20002. Proxies also may be revoked by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                                  INTRODUCTION

       The Trust is organized as a Delaware business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Fund to vote on the selection of three new subadvisers, and to approve the forms of subadvisory agreement (attached as Exhibit A, B and C to this Proxy Statement) between the Fund, the Investment Adviser and each subadviser (the "Proposed Subadvisory Agreements").

       The Investment Adviser employs a "multi-management" strategy under which it has general oversight responsibility for the investment advisory services provided to the Fund, including formulating investment policies, managing the allocation of the assets of the Fund among multiple subadvisers, and directing and evaluating the investment services provided by the subadvisers, including their adherence to the Fund's investment objectives and policies and the overall investment performance of the Fund.

                             THE VANTAGEPOINT FUNDS

                               EQUITY INCOME FUND

                         777 North Capital Street, N.E.
                                    Suite 600
                             Washington, D.C. 20002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

       Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Equity Income Fund (the "Fund") of The Vantagepoint Funds (the "Trust") will be held at the headquarters of the ICMA Retirement Corporation, 777 North Capital Street, N.E., Suite 600, Washington, D.C. 20002, on Wednesday, July 29, 1999, at 9:30 a.m., Eastern Time, for the following purposes:

I. To consider and vote upon a proposal to approve a new subadvisory agreement between the Fund, Vantagepoint Investment Advisers, LLC (the "Investment Adviser") and Wellington Management Company, LLP.

II. To consider and vote upon a proposal to approve a new subadvisory agreement between the Fund, the Investment Adviser and Barrow, Hanley, Mewwhinney & Strauss, Inc.

III. To consider and vote upon a proposal to approve a new subadvisory agreement between the Fund, the Investment Adviser and T. Rowe Price Associates, Inc.

IV. To transact such other business as may properly come before the Meeting or any adjournments thereof.

       Shareholders of record on June 1, 1999, are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

       While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by completing and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope.

       The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

       Your vote is important to us. Thank you for taking the time to consider these important proposals.

June 16, 1999                                 By Order of The Board of Directors

                                              Paul F. Gallagher
                                              Secretary

Crawford Investment Counsel ("Crawford") and Newell Associates ("Newell") currently serve as subadvisers to the Fund pursuant to subadvisory agreements each, of which is dated March 1, 1999 (the "Current Agreements"). The Current Agreements were approved by the sole shareholder of the Fund on February 2, 1999. The terms of the Current Agreements are substantially similar to the terms of the Proposed Subadvisory Agreements, discussed below, except for the dates of execution and the fee arrangements. According to the terms of the Current Agreements, Crawford and Newell are entitled to subadvisory fees at the annual rates set forth below. Such fees are based on the average daily net assets of that portion of the Fund under management.

      Subadviser                      Assets Managed                  Fee
      ----------                      --------------                  ---
      Crawford Investment             First $100 million             0.20%
        Counsel, Inc.                 Next $100 million              0.15%
                                      Over $200 million              0.10%

      Newell Associates               First $250 million             0.20%
                                      Next $500 million              0.15%
                                      Next $250 million              0.10%
                                      Over $1 billion                0.08%

       The Fund commenced operations on March 1, 1999, and will not have its first fiscal year end until December 31, 1999. However, for the period from March 1, 1999 through March 31, 1999, investment subadvisory fees for Crawford and Newell amounted to approximately $35,616 and $46,317 respectively. Prior to that time, Crawford and Newell served as advisers to the Fund's predecessor the Equity Income Portfolio Fund of the ICMA Retirement Trust, an unregistered commingled fund which holds and invests the assets of public sector retirement plans. For the 1998 fiscal year, Crawford and Newell received advisory fees of $413,590 and $521,709, respectively, for services provided to the ICMA Retirement Trust.

       On May 20-21, 1999, the Board of Directors of the Fund, including a majority of the non-interested Directors, voted to terminate the current subadvisory agreements for the Fund based on the Board's determination that the selection of the subadvisers listed below to provide investment subadvisory services is in the best interests of the Fund.

       While the Fund's current subadvisers have provided sound management and returns since the Fund's predecessor was created in 1994, the Board of Directors and the Fund's management believe that the three recommended subadvisers may provide a better opportunity for future returns. In addition, given the Fund's growth, it is felt that employing three subadvisers rather than two is prudent in terms of improving the Fund's defensive posture. The proposed change will enhance the Fund's style diversification, thereby offering the opportunity for reduced volatility, a key attribute of the Fund's multi-management structure.

       Although a single investment manager can produce a desirable long-term performance record, an examination of the short-term typically reveals wide movements relative to other managers or a market index. The reason is that every successful manager has an investing approach (typically called a "style") that swings from being in favor to out of favor in the market. Experienced managers stick to their styles over the years because they know that doing what they do best is the only successful method of investing. But doing so creates in-between performance gyrations.

       Multi-management seeks to reduce short run performance variation by combining different managers practicing dissimilar styles. The goal is to have, in various market environments, at least one style that is in favor to offset one that is temporarily out of favor. Thus, multi-management offers the opportunity to not only capture successful manager's desirable long-term returns, but also to reduce an individual manager's short-term performance volatility.

       Thus, the Board and management feel that this change will provide the Fund's shareholders with an improved opportunity for sound and consistent investment performance over time.

       Each of the proposed subadvisers is a large and well-known institutional investment manager. The firms possess extensive resources (portfolio managers, research analysts, traders, etc.) and manage sizeable assets in a style appropriate for the Fund. Such termination of the Current Agreements will only be effective upon shareholder approval of the Proposed Agreements.

               PROPOSALS FOR APPROVAL OF SUBADVISERS FOR THE FUND

       At the May 20 - 21, 1999 meeting, the Board of Directors approved the replacement of the current subadvisers with Wellington Management Company, LLP ("Wellington Management"), Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), and T. Rowe Price Associates, Inc. ("T. Rowe Price"), effective upon Shareholder approval of the subadvisers and the corresponding subadvisory agreements for each subadviser. Each of the proposed subadvisers will be responsible for approximately one-third of the Fund's assets. Further details about each proposed subadviser and the terms of the Proposed Subadvisory Agreements are set forth below.

       The objective of the Fund is to seek long-term, stable growth of capital by investing primarily in dividend-paying stocks of well established companies. The benchmark against which the performance of the Fund is measured is the S & P/ Barra Value Index. Although the investment style of each of the proposed subadvisers is different, it is expected that the combination of the three styles will result in investment characteristics that will be similar to those of the S & P/ Barra Value Index and therefore, will be consistent with the Fund's objective.

I. APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER AND WELLINGTON MANAGEMENT.

       The Board of Directors is recommending that the Shareholders of the Fund approve Wellington Management as a subadviser for the Fund and approve the new subadvisory agreement between the Fund, the Investment Adviser and Wellington Management relating to the Fund.

       DESCRIPTION OF WELLINGTON MANAGEMENT. Wellington Management is a registered investment adviser and a limited liability partnership with its principal place of business at 75 State Street, Boston, Massachusetts 02109. Wellington Management was founded in 1928 and as of March 31, 1999 it had approximately $215.3 billion under management. Wellington Management will implement an investment style on behalf of the Fund that is known as a CORE VALUE style. This means that Wellington Management will select stocks of larger companies whose stocks sell at attractive valuations relative to what Wellington Management perceives as their upside potential. Wellington Management provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutional and individual investors. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

       Wellington Management's portion of the Fund's assets will be managed by Stephen O'Brien, CFA, who has over 27 years of portfolio management experience. Mr. O'Brien has been with Wellington Management since 1983. Mr. O'Brien is a Chartered Financial Analyst. He is a graduate of Assumption College and holds an MBA from the University of Pittsburgh.

       Wellington Management does not serve as investment adviser or subadviser to another registered investment company with investment objectives similar to those of the Fund.

       Wellington Management is managed by its active partners. The managing partners of Wellington Management as of March 31, 1999 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. The names and titles of each of the general partners and Senior Vice Presidents of Wellington Management are set forth in Exhibit D. The principal business address of the principal executive officer and each of Wellington Management's partners and principals, as it relates to their duties at Wellington Management, is 75 State Street, Boston, Massachusetts 02109.

       COMPENSATION. Under the proposed subadvisory agreement, the Fund will pay Wellington Management a subadvisory fee at the annual rate set forth below. This fee will be calculated and paid monthly based on the average market value of that portion of the Fund managed by Wellington Management.

    -------------------------------------------------------------
      ASSETS                          FEE RATE
    -------------------------------------------------------------
      First $50 million               0.40%
    -------------------------------------------------------------
      Next $50 million                0.30%
    -------------------------------------------------------------
      Over $100 million               0.25%
    -------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL I.

II.    APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER AND
       BHM&S.

       The Board of Directors is recommending that the Shareholders of the Fund approve BHM&S as a subadviser for the Fund and approve the new subadvisory agreement between the Investment Adviser and BHM&S relating to the Fund.

       DESCRIPTION OF BHM&S. BHM&S is a registered investment adviser and a Nevada corporation with its principal place of business at 3232 McKinney Ave., 15th Floor, Dallas, Texas 75204. BHM&S is a wholly-owned subsidiary of United Asset Management Corporation. BHM&S was founded in 1979, and as of March 31, 1999 it had approximately $36 billion of assets under management. BHM&S will employ a CONTRARIAN investment style, meaning that it will select a concentrated portfolio of larger companies whose stocks it believes to be undervalued relative to their prospects, primarily due to investor neglect or anxiety.

       BHM&S' portion of the Fund's assets will be managed by Richard A. Englander, CFA, CIC, who has over 30 years of experience as a portfolio manager in 1963 and joined the firm in 1985. Mr. Englander has an MBA from the Wharton School of Business of the University of Pennsylvania and a BS from the Pennsylvania State University.

       BHM&S also serves as investment adviser or subadviser to several other registered investment companies with investment objectives similar to those of the Fund, as well as, to pension and profit sharing plans, and other institutional investors. The approximate net assets of these funds are set forth below. The fee schedule for each fund is the same as that set forth below for the Fund. There was no fee waiver associated with these accounts.

       ------------------------------------------------------------------------------
                                                              ASSET SIZE
                       FUND                                 (AS OF 3/31/99)
       ------------------------------------------------------------------------------
       Vanguard Windsor II                                   $23.3 billion
       ------------------------------------------------------------------------------
       Vanguard Variable Investment Fund -
       Diversified Value                                      $25 million
       ------------------------------------------------------------------------------
       American Airlines Aadvantage -
       Balance Fund                                          $159 million
       ------------------------------------------------------------------------------
       American Airlines Aadvantage -
       Growth & Income Fund                                  $371 million
       ------------------------------------------------------------------------------

       The officers of BHM&S are listed in Exhibit E. The principal business address of each director and the principal executive officer, as it relates to their duties at BHM&S, is 3232 McKinney Ave., 15th Floor, Dallas, Texas 75204. Bryant M. Hanley, Jr. serves as President, Treasurer and Secretary of the firm.

       COMPENSATION. Under the proposed subadvisory agreement, the Fund will pay BHM&S a subadvisory fee at the annual rate set forth below. This fee will be calculated and paid monthly based on the average daily market value of that portion of the Fund managed by BHM&S.

        --------------------------------------------------------------
                      ASSETS                        FEE RATE
        --------------------------------------------------------------
        First $10 million                 0.75%
        --------------------------------------------------------------
        Next $15 million                  0.50%
        --------------------------------------------------------------
        Next $175 million                 0.25%
        --------------------------------------------------------------
        Next $600 million                 0.20%
        --------------------------------------------------------------
        Next $200 million                 0.15%
        --------------------------------------------------------------
        Over $1 billion                   0.13%
        --------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL II.

III. APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT ADVISER AND T. ROWE PRICE.

       The Board of Directors is recommending that the Shareholders of the Fund approve T. Rowe Price as a subadviser for the Fund and approve the new subadvisory agreement between the Investment Adviser and T. Rowe Price relating to the Fund.

       DESCRIPTION OF T. ROWE PRICE. T. Rowe Price is a registered investment adviser and a Maryland corporation with its principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. The outstanding shares of T. Rowe Price are owned by members of the public, employees and management. As of March 1, 1999,
T. Rowe Price Associates is not aware of any individual or entity owning, beneficially or otherwise, 5% or more of its outstanding common stock.

       T. Rowe Price will employ a HIGH DIVIDEND YIELD investment style with respect to its portion of the Fund's assets, meaning that it will select the stocks of larger companies which offer high dividend yields due primarily to short-term conditions that are expected to return to normal. T. Rowe Price was founded in 1937, and as of March 31, 1999 had approximately $149 billion under management. T. Rowe Price's clients include other investment companies, employee benefit plans and other institutional investors. No Director of the Trust purchased or sold shares of T. Rowe Price or its parent(s) or subsidiaries from the inception of the Fund through the most recent quarter-end.

       T. Rowe Price's portion of the Fund's assets will be managed by Brian C. Rogers. Mr. Rogers has over 20 years experience as a portfolio manager and has been with T. Rowe Price since 1982. Mr. Rogers is a Chartered Financial Analyst and a Chartered Investment Counselor. He has an MBA from Harvard Business School and an AB from Harvard College.

       T. Rowe Price acts as investment adviser and subadviser to several registered investment companies.

       For its services to each such investment company sponsored and managed by
T. Rowe Price ("PRICE FUNDS"), T. Rowe Price is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain Price Funds distributed T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "COMBINED PRICE FUNDS"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. In addition to the group fee, each investment company pays a flat "individual" fund fee based on its net assets. The table below sets forth the current "group" fee rate at various asset levels of the Combined Price Funds.

                             .480% first $1 billion
                             .450% next $1 billion
                             .420% next $1 billion
                             .390% next $1 billion
                             .370% next $1 billion
                             .360% next $2 billion
                             .350% next $2 billion
                             .340% next $5 billion
                             .330% next $10 billion
                             .320% next $10 billion
                             .310% next $16 billion
                             .305% next $30 billion
                             .300% thereafter

       T. Rowe Price also acts as investment subadviser to several registered investment companies ("SUBADVISED MUTUAL FUNDS") having similar investment objectives and policies to those of various Price Funds. For this purpose, the Subadvised Mutual Funds are mutual funds that are not sponsored by T. Rowe Price.

THE VANTAGEPOINT FUNDS - EQUITY INCOME FUND
-------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
        INVESTMENT COMPANY             INVESTMENT                ANNUAL RATE OF COMPENSATION                  NET ASSETS
            NAME                       OBJECTIVE                                                                AS OF
                                                                                                               3/31/99
------------------------------------------------------------------------------------------------------------------------------

                                                          SUBADVISER:

------------------------------------------------------------------------------------------------------------------------------
          T. Rowe Price            N/A                      N/A                                             $149.2 billion
         Associates, Inc                                                                                   under management
------------------------------------------------------------------------------------------------------------------------------

                                                  T. ROWE PRICE MUTUAL FUNDS:

------------------------------------------------------------------------------------------------------------------------------
          T. Rowe Price            Dividend Income               .25% (individual fee)                     $12,742,614,527
        Equity Income Fund         Capital Growth                   .32% (group fee)
------------------------------------------------------------------------------------------------------------------------------
          T. Rowe Price            Dividend Income            .85% (Covers both investment                   $531,935,132
     Equity Income Portfolio       Capital Growth               management and operating
                                                                         expenses)
------------------------------------------------------------------------------------------------------------------------------

                                                   SUBADVISED MUTUAL FUNDS:

------------------------------------------------------------------------------------------------------------------------------
      Endeavor Series Trust        Dividend Income                       .40%                                $256,664,187
       T. Rowe Price Equity        Capital Growth
         Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
        EQ Advisors Trust          Dividend Income                       .40%                                $243,423,677
       T. Rowe Price Equity        Capital Growth
         Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
      John Hancock Variable        Dividend Income                       .50%                                $128,194,199
    Series Trust I: Large Cap      Capital Growth
         Value Portfolio
------------------------------------------------------------------------------------------------------------------------------
        Maxim Series Trust         Dividend Income          .50% on first $20 million                        $195,669,130
       Maxim T. Rowe Price         Capital Growth           .40% on next $30 million
                                                            .40% on all assets once assets
                                                            exceed $50 million
------------------------------------------------------------------------------------------------------------------------------
     Manufacturers Investment      Dividend Income          .400% on first $50 million                      $1,018,421,294
              Trust                Capital Growth           .300% between $50-$200 million
       Equity-Income Trust                                  .200% between $200-$500 million
                                                            .200% ON ALL ASSETS OVER $500 MILLION
                                                            -------------------------------------
------------------------------------------------------------------------------------------------------------------------------
       North American Funds        Dividend Income                       .40%                                 $150,802,542
        Equity-Income Fund         Capital Growth
------------------------------------------------------------------------------------------------------------------------------
             SBL Fund              Dividend Income          .50% on first $20 million                         $202,931,006
             Series O              Capital Growth           .40% on next $30 million
      (Equity Income Series)                                .40% on all assets above $50 million
------------------------------------------------------------------------------------------------------------------------------
       Security First Trust        Growth and Income                     .35%                                 $328,258,697
     Growth and Income Series
------------------------------------------------------------------------------------------------------------------------------

       George A. Roche is President, Chairman of the Board and Managing Director of T. Rowe Price. James S. Riepe is Vice-Chairman of the Board and Managing Director. M. David Testa is Vice-Chairman of the Board, Chief Investment Officer and Managing Director. The names and titles of each of the directors and managing directors of T. Rowe Price are set forth in Exhibit H. The principal business address of each director and the principal executive officer, as it relates to their duties at T. Rowe Price, is 100 East Pratt Street, Baltimore, Maryland 21202.

       COMPENSATION. Under the proposed subadvisory agreement, the Fund will pay
T. Rowe Price a subadvisory fee at the annual rate set forth below. This fee will be calculated and paid monthly based on the average daily market value of that portion of the Fund managed by T. Rowe Price.

      ---------------------------------------------------------
      ASSETS                    FEE RATE
      ---------------------------------------------------------
      First $500 million        0.40%
      ---------------------------------------------------------
      Over $500 million         0.375%
      ---------------------------------------------------------

       In addition to the subadvisory fee described above, Rowe Price-Fleming, International, Inc. ("Rowe Price"), a registered investment adviser formed by a joint venture with T. Rowe Price Associates, serves as subadviser to the Trust's International Fund. Under the subadvisory agreement between Rowe Price and the Investment Adviser,

       Rowe Price, an affiliate of T. Rowe Price, is entitled to 0.75% on the first $20 million of assets, 0.60% on the next $30 million of assets, and 0.50% on all assets over $50 million. The fee paid to Rowe Price is calculated and paid monthly based on the average daily net assets of that portion of the International Fund managed by Rowe Price. For the period from March 1, 1999 through March 31, 1999, this amounted to payments of approximately $34,000.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL III.

                       CONTRACTUAL AND FEE CONSIDERATIONS

       The Board of Directors is recommending that the Shareholders approve each subadviser recommended in Proposals I through III as subadvisers to the Fund and approve the Proposed Subadvisory Agreements between the Investment Adviser and each subadviser.

       DIRECTOR'S CONSIDERATIONS. The Board of Directors of the Trust, including those Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved, subject to shareholder approval, the Proposed Subadvisory Agreements with respect to the Fund at a meeting held on May 20-21, 1999. The Directors received written and oral information from both the Investment Adviser and the proposed subadvisers. The Investment Adviser recommended the selection of the proposed subadvisers and reviewed the considerations and the search process that had led to the recommendation. The Directors also met with representatives of the proposed subadvisers and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the Proposed Subadvisory Agreements, the Directors carefully evaluated the investing experience of each proposed subadviser's key personnel and the quality and quantity of services each proposed subadviser can be expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Fund by each proposed subadviser; (4) the distinct and complementary nature of the investment styles of the proposed subadvisers; (5) the amount of compensation payable to each proposed subadviser by the Fund under the Proposed Subadvisory Agreements, and the impact of such compensation on the overall fees and expenses of the Fund;
(6) the history, reputation, operational and administrative expertise (including mutual fund investment management expertise), qualification and background of each proposed subadviser as well as the qualifications of their personnel and their respective financial conditions; (7) their performance records; (8) the benefits expected to be realized as a result of the multi-management strategy employed by the Investment Adviser; and (9) other factors deemed relevant. The Directors also reviewed the fees to be paid to each subadviser in comparison to those currently being charged by the Fund and its existing subadvisers in the relevant segment of the mutual fund business, including any benefits received by any subadviser or its affiliates in connection with soft dollar payments.

       Should shareholders approve two of the proposed subadvisers but not the other, the Board of Directors will meet to consider what steps should be taken in order to meet the Fund's objective while a new subadviser is selected and approved by shareholders. For example, that portion of the fund might be invested in a manner that is designed to match the performance of the S & P Barra Value Index.

       IMPACT OF SUBADVISER COMPENSATION ON TOTAL EXPENSES OF THE FUND. As discussed above, the terms of the Current Agreements are substantially similar to the terms of the Proposed Subadvisory Agreements, except for the dates of execution and the fee arrangements. The subadvisers are entitled to their respective fees based on the portion of the assets of the Fund that are allocated to them. These subadvisory fees are borne directly by the Shareholders. Because the fee of each proposed subadviser is higher than the current subadvisers, the total expenses of the Fund are expected to increase from 0.66% to 0.82% if the Shareholders approve the proposed subadvisers. For the reasons described on page 3 (increased style diversification, opportunity for reduced volatility, experience and management depth of each firm, etc.) the Fund's Board of Directors and management believe that the proposed change will be beneficial to the Fund's shareholders.

       The table below compares the current expense ratio of the funds to the proposed level of fees that would be borne by the Shareholders, assuming the Shareholders approve the new subadvisers.

Annual Fund Operating Expenses (Deducted from Fund Assets)
----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              FUND                          ADVISORY FEE        SUBADVISER EXPENSE      OTHER EXPENSES*         TOTAL EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
(current subadvisory structure)                 0.10%                  0.17%                  0.39%                  0.66%
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
(proposed subadvisory structure)                0.10%                  0.33%                  0.39%                  0.82%
------------------------------------------------------------------------------------------------------------------------------------

*Amounts shown are based on estimated amounts for the Fund's first full fiscal year.

Example

This example is intended to help Shareholders compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that a Shareholder invests $10,000 dollars for the time periods indicated and then redeems all of its shares at the end of those periods. The example also assumes that a Shareholder's investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, a Shareholder's costs would be:

------------------------------------------------------------------------------------------------
              FUND                                        1 YEAR                3 YEARS
------------------------------------------------------------------------------------------------
Equity Income Fund
(current subadvisory structure)                            $68                    $212
------------------------------------------------------------------------------------------------
Equity Income Fund
(proposed subadvisory structure)                           $84                    $263
------------------------------------------------------------------------------------------------

       DUTIES UNDER THE PROPOSED SUBADVISORY AGREEMENTS. Under each Proposed Subadvisory Agreement, the subadviser makes the investment decisions for the assets of the Fund allocated to it by the Investment Adviser, and continuously reviews, supervises, and administers the Fund's investment program with respect to these assets. Each subadviser is independent of the Investment Adviser and discharges its responsibilities subject to the supervision of the Investment Adviser and the Board of Directors of the Fund and in a manner consistent with the Fund's investment objectives, policies and restrictions. The Proposed Subadvisory Agreements provide that the subadviser shall not be protected against any liability, damages or expenses to the Fund arising out of the subadviser's gross negligence or malfeasance or willful violation of the Subadvisory Agreement or a violation of applicable law by the subadviser or any of its officers, employees, or affiliates in providing management under the subadvisory agreement.

       DURATION AND TERMINATION. Unless terminated earlier, each Proposed Subadvisory Agreement shall continue in effect for two years from its execution, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by a majority of the members of the Board of Directors of the Fund who are not parties to the investment advisory agreement or the investment subadvisory agreement or who are not "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

       Each Proposed Subadvisory Agreement will terminate automatically in the event of its assignment. Each Proposed Subadvisory Agreement is terminable by either party without the payment of any penalty, immediately upon notice to the other in the event of a breach of any provision of the subadvisory agreement, or otherwise by the subadviser upon sixty (60) days' written notice to the Investment Adviser, or by the Investment Adviser upon thirty days written notice to the subadviser.

       The Vantagepoint Funds Board of Directors has authorized its Officers to file an application for exemptive relief with the U.S. Securities and Exchange Commission which, if granted, would permit the Board to replace subadvisers without shareholder approval.

       In the event Shareholders of the Fund do not approve the adoption of a Proposed Subadvisory Agreement at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Directors will consider the appropriate course of action.

              GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

       DISTRIBUTION. RC Services, LLC, a wholly-owned subsidiary of ICMA Retirement Corporation acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated March 1, 1999. Girard Miller serves as President and Chief and Chief Executive officer of ICMA Retirement Corporation and president of RC Services, LLC.

       PORTFOLIO TRANSACTIONS. The Fund commenced operations as a registered investment company on March 1, 1999 and has not completed its first fiscal year. Therefore, no information on brokerage commissions paid the Fund is available.

       5% SHAREHOLDERS. As of June 1, 1999, the following persons were the only persons who were, to the knowledge of the Fund's management, beneficial owners of 5% or more of the shares of the Fund.

-------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner     Number of Shares       Percentage of Fund's shares
-------------------------------------------------------------------------------------------
ICMA Retirement Trust
777 N. Capitol St., NE
Washington, DC 20002                     43,812,631             84.7%
-------------------------------------------------------------------------------------------

       Girard Miller, President of The Vantagepoint Funds, holds as part of his portfolio approximately $22,000 worth of units in the VantageTrust International Fund through an ICMA Retirement Trust 457 plan with a former public sector employer, which is thus invested in the Vantagepoint International Fund. The Fund's other Directors and Officers do not beneficially own any shares of the Fund and do not receive any compensation from the Fund for their services.

       ADJOURNMENT. In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, whether or not a quorum is present. The persons named as proxies will vote in favor of such adjournment those proxies which are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The costs of any additional solicitation will be borne by the Investment Adviser.

       REQUIRED VOTE. Although 50% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting, approval of each proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

       Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies received before the Meeting on which no vote is indicated will be voted "FOR" the proposal as to which it is entitled to vote. Abstentions and proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the proposals.

       SHAREHOLDER PROPOSALS. The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Fund, 777 North Capitol Street, N.E., Suite 600, Washington, D.C. 20002.

       REPORTS TO SHAREHOLDERS. As a newly registered Fund, there have been no Annual or Semi-Annual reports to date.

       LITIGATION. The Fund is not involved in any litigation.

       OTHER MATTERS. The Directors know of no other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

       SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             THE VANTAGEPOINT FUNDS

                               EQUITY INCOME FUND

                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JULY 28, 1999

       The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Girard Miller and Paul Breault as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Equity Income Fund (the "Fund") of the The Vantagepoint Funds (the "Trust") to be held in the headquarters of the ICMA Retirement Corporation, 777 North Capital Street, N.E., Suite 600, Washington, D.C. 20002, on Wednesday, July 28, 1999, at 9:30 a.m. (Eastern Time), and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed subadvisory agreements (the "Sub-Advisory Agreements") between Vantagepoint Investment Advisers, LLC, ("VIA"), the Fund, and Wellington Management Company LLP ("Wellington"), Barrow, Hanley, Mewwhinney & Strauss, Inc. ("BHM&S"), and T. Rowe Price Associates, Inc. ("T. Rowe Price"), respectively, and in accordance with their own judgement, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

      Proposal 1:       Approve the Sub-Advisory Agreement between the Fund,
                        VIA and Wellington:

                          For       Against     Abstain

      Proposal 2:       Approve the Sub-Advisory Agreement between the Fund,
                        VIA and BHM&S:

                          For     Against      Abstain

      Proposal 3:       Approve the Sub-Advisory Agreement between the Fund,
                        VIA and T. Rowe Price:

                          For      Against      Abstain

       THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(s). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

       The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                   , 1999
      -------------------

                                             --------------------------------
                                             Signature of Shareholder

                                             --------------------------------
                                             Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                                                                       EXHIBIT A


                          INVESTMENT ADVISORY AGREEMENT

       This Investment Advisory Agreement is made as of the __________ day of _______________, 1999, by and between VANTAGEPOINT INVESTMENT ADVISERS, LLC, a Delaware limited liability company (hereafter "Client"), and BARROW, HANLEY, MEWHINNEY & STRAUSS, INC., at 3232 McKinney Avenue, 15th Floor, One McKinney Plaza, Dallas, Texas 75204 (hereafter "Adviser") and is effective as
of______________ ,19   (the "Effective Date").

       WHEREAS, the Vantagepoint Funds (the "Funds") is a Delaware Business Trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

       WHEREAS, Client is party to an Investment Adviser Agreement with the Funds for management of the investment operations of the Funds including the establishment and operation of investment portfolios for the Funds and the entering into of contracts with sub-advisers to assist in managing the investment of the Funds property;

       WHEREAS, Client and Adviser wish to enter into a sub-advisory agreement pursuant to which Adviser will provide such assistance to Client.

                                   AGREEMENTS:

       In consideration of the performance by the Adviser as Investment Adviser of certain assets held by the Funds, the Client has authorized the Adviser to manage the securities and other assets as follows:

1.     ACCOUNT

       The account with respect to which the Adviser shall perform its services shall consist of those assets of the Vantagepoint Equity Income Fund which the Client determines to assign to an account with the Adviser, together with all income earned by those assets and all realized and unrealized capital appreciation related to those assets (hereafter "Account"). From time to time, the Client may, upon notice to the Adviser, make additions to the Account and may, upon notice to the Adviser, make withdrawals from the Account.

2.     APPOINTMENT STATUS, POWERS OF ADVISER

       (a) Purchase and Sale. Client hereby appoints Adviser to manage the Account on the terms and conditions set forth in this Agreement. Subject to the restrictions set forth in this Agreement, and acting always in conformity with the

Investment Policies provided in Paragraph 4, Adviser shall supervise and direct investment of the Account. Client hereby grants the Adviser complete, unlimited and unrestricted discretion and authority to select portfolio securities with respect to the Account including the power to acquire (by purchase, exchange, subscription or otherwise), to hold and dispose (by sale, exchange or otherwise). The Adviser will consult with Client, upon the request of the Client, concerning any transactions it makes with respect to the investment of the Account.

       (b) Limitation on Authority. Except as expressly authorized herein or hereafter from time to time, Adviser shall for all purposes be deemed an independent contractor and shall have no authority to act for or to represent the Client or the Funds in any way or otherwise to be an agent of the Client or the Funds. The activities of Client and Adviser in managing the assets of the Fund Vantagepoint Equity Income Fund shall in all instances be conducted subject to the supervision and direction of the Board of Directors of the Vantagepoint Funds.

       (c) Voting. Unless otherwise instructed by Client, Adviser shall have discretion to take any action or render any advice with respect to the voting of shares or the execution of proxies solicited from time to time by, or with respect to, the issuers of securities held in the Account. Adviser will report annually to Client regarding such voting.

       (d) Key Personnel. Adviser agrees that the following key personnel have primary responsibility with respect to the investment management of the Account. If the(se) individual(s) is unable to devote sufficient time to maintain primary responsibility of the Account, the Adviser must give Client written advance notice, or prompt notice within three (3) business days, of the name of the person designated by the Adviser to replace or supplement the individual(s). In addition, the Adviser will give Client written notice of the replacement of any employee of the Adviser who has direct supervisory responsibility for the key personnel or who has responsibility for setting investment policy as soon as reasonably practicable.

        Key Personnel:    James P. Barrow
                          Bryant M. Hanley, Jr.
                          Richard A. Englander
                          J. Ray Nixon, Jr.
                          Robert J. Chambers
                          Timothy J. Culler

3.     ACCEPTANCE OF APPOINTMENT

       Adviser accepts the appointment as an investment adviser and agrees to use its best efforts and professional judgment to make timely investment transactions for the Client with respect to the investments of the Account, and to provide the other services required of the Adviser under the provisions of this Agreement.

4.     INVESTMENT POLICIES

       (a) Investment Objectives. Subject to the supervision of the Fund's Board of Directors and the Client, the Adviser shall direct the investments of the Account in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission on Form N-1A ("Registration Statement"), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund or Client may reasonably impose by written notice to the Adviser or as set forth in SCHEDULE A. Client shall give Adviser copies of the Fund's Prospectus and Statement of Additional Information, and any amendments or supplements thereto, as soon a practicable after such documents become available.

       (b) Funds' Agreement and Declaration of Trust. The Adviser will adhere to all specific provisions relating to the investment of the Account established in the Funds' Agreement and Declaration of Trust and Registration Statement, both of which are hereby incorporated by reference and made a part of this Agreement. The Client shall give written notice to the Adviser of any amendments to the Agreement and Declaration of Trust or Registration Statement, which amendments, upon their receipt by the Adviser, shall be binding on the Adviser.

       (c) Investment Adviser Guidelines. The Adviser shall act in accordance with the Fund's Prospectus and Statement or Additional Information, and in accordance with the limitations set forth in the specific statement of Investment Adviser Guidelines, SCHEDULE B, as restated or modified from time to time by the Client in written notice to the Adviser. The Client retains the right, on written notice to the Adviser, to modify any such objectives, guidelines, restrictions, and liquidity requirements in any manner at any time as may be allowed pursuant to the 1940 Act.

       (d) Conflict in Policies. If a conflict in policies or guidelines referenced herein occurs, the Registration Statement shall govern for purposes of this Agreement.

5.     CUSTODY, DELIVERY, RECEIPT OF SECURITIES

       (a) Custody Responsibilities. The Client shall designate one or more custodians to hold the Account. The Custodian, as designated by the Client will be responsible for the custody, receipt and delivery of securities and other assets of the Funds (including the Account), and the Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Funds (including the Account). In the event that any cash or securities of the Funds are delivered to the Adviser, it will promptly deliver the same over to the Custodian, in the name of the Funds.

       (b) Securities Transactions. Unless otherwise required by local custom, all securities transactions for the Account will be consummated by payment to or delivery by the Funds of cash or securities due to or from the Account. The Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers for the Account by 9:00 am EST on the day following the trade date and will affirm the trade within the close of business one (1) business day after the trade date (T+1).

       (c) Tri-Party Agreement. The Adviser is authorized to enter into Tri-Party Repurchase Agreements and sign the standard PSA tri-party agreement (the "Tri-Party Agreement") on behalf of the Client and the subcustodian thereunder is authorized to act as a subcustodian for the Account's assets involved in any tri-party repurchase agreement pursuant to such Tri-Party Agreement.

6.     RECORD KEEPING AND REPORTING

       (a) Records. Adviser will maintain proper and complete records relating to the furnishing of services under this Agreement, including records with respect to the acquisition, holding and disposition of securities for Client that are required of an investment adviser to a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, and the rules thereunder, and in accordance with such reasonable instructions as shall be provided to Adviser by Client from time to time. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it during normal business hours upon reasonable notice. Except as expressly authorized in this Agreement or as required by applicable law, regulation or order of court or as directed by other party in writing, Adviser and Client shall keep confidential the records and other information obtained by reason of this Agreement. Upon termination of this Agreement, Adviser shall promptly, upon demand, return to Client all records Client reasonably believes are necessary in order to discharge its responsibilities to the Funds. Adviser shall be entitled to retain originals or copies of records pursuant to the requirements of applicable laws or regulations.

       (b) Reconciliations. Adviser shall reconcile security and cash positions, and market values on a monthly basis to the Custodian's records and report discrepancies to the Client by ten (10) business days after the end of the month.

       (c) Loss Reimbursement. Adviser shall reimburse the Account for any material error to the Fund's net asset value caused by Adviser's breach of its standard of care set forth in Section 12 that is a direct cause of a delay in the accurate daily pricing of the Fund(s), provided such loss was not the result of action or inaction of other service providers to the Client or the Fund in failing to observe the instructions of the Adviser.

       (d) Reports. Adviser shall furnish Client and the Board of Directors of the Vantagepoint Funds such periodic and special reports and information as either of them may request, including such information as shall be reasonably necessary to evaluate the terms of any advisory agreement between Client and Adviser with respect to the assets of the Vantagepoint Equity Income Fund.

       (e) Other Reports on Request. Adviser shall provide to Client promptly upon request any information available in the records maintained by Adviser relating to the Account.

       (f) Review of Materials. During the term of this Agreement, the Client shall furnish to the Adviser at its principal office all prospectuses, statements of additional information, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Adviser or its clients in any way, prior to the use thereof, and the Client shall not use any such materials if the Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. The Client shall ensure that materials prepared by employees or agents of the Client or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the preceding sentence.

7.     PURCHASE AND SALE OF SECURITIES

       (a) Selection of Brokers. Except to the extent otherwise instructed in writing by Client in acting on behalf of the Fund, (it being understood that Client, acting on behalf of the Fund, may, in its absolute discretion and consistent with the requirements of the 1940 Act and applicable federal securities laws, direct portfolio transactions for which Adviser is responsible to any broker that Client may see fit), Adviser shall place all orders for the purchase and sale of securities on behalf of the Client with brokers or dealers selected by Adviser, but not with a person affiliated with Adviser, as the term "affiliated person" is defined in the Investment Company Act of 1940 (hereafter an "Affiliate"), unless the transaction is in compliance with Rules 17e-1 or 10f-3 under the 1940 Act, as applicable, and the Fund's policies and procedures thereunder, copies of which shall be provided to Adviser.

       (b) Best Execution. In placing such orders, the Adviser will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances. In evaluating the terms available for executing particular transactions for Client and in selecting brokers and dealers to execute such transactions, the Adviser may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of brokers and dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by brokers and dealers. Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in discharging responsibilities with respect to the Account or to other client accounts as to which it exercises investment discretion.

       (c) Bunching Orders. Client agrees that Adviser may aggregate sales and purchase orders of Account with similar orders being made simultaneously for other accounts managed by Adviser, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit or more efficient execution to the Account taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. Client acknowledges that the determination of such economic benefit to the Fund by Adviser represents Adviser's evaluation that the Account is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in a manner the Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

8.     INVESTMENT FEES

       (a) Fee Schedule. The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Client from the assets of the Account in accordance with SCHEDULE C hereto.

       (b) For purposes of this section 8 and Schedule C, all payments due to Adviser shall be solely made from the assets of the Vantagepoint Equity Income Fund.

       (c) Pro Rata Fee. If the Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the Account in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Adviser hereunder.

9.     BEST EFFORTS; NON-EXCLUSIVITY OF SERVICES

       The Adviser shall devote its best efforts and such time as it deems necessary to provide prompt and expert service to the Client. The services of Adviser to be provided to Client hereunder are not to be deemed exclusive and Adviser shall be free to provide similar services for its own account and the accounts of other persons and to receive compensation for such services. Client acknowledges that Adviser and its members, Affiliates and employees, and Adviser's other clients may at any time, have, acquire, increase, decrease, or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Adviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement simply because Adviser, its directors, members, Affiliates or employees invest in such a position for its or their own accounts or for the account of another client.

10.    INSIDER TRADING POLICIES AND CODE OF ETHICS

       Adviser hereby represents that it has adopted policies that meet the requirements of Rule 17j-1 under the Investment Company Act of 1940. Copies of such policies shall be delivered to the Client upon request, and any material violation of such policies by personnel of the Adviser who are "access persons" with respect to the Account shall be reported to the Client.

11.    INSURANCE

       At all times during the term of this Agreement, Adviser shall maintain, at its own cost and expense, professional liability insurance for errors, omissions, and negligent acts, in an amount and with such terms as are standard in the financial services industry for an investment adviser managing the amount of aggregate assets managed by Adviser for Client and for the Adviser's other clients.

12.    LIABILITY

       In the absence of any gross negligence, malfeasance, or willful violation of this Agreement, Adviser shall not be liable to Client for honest mistakes of judgment or for action or inaction taken in good faith for a purpose that the Adviser reasonably believes to be in the best interests of the Client or the Fund. However, neither this provision nor any other provision of this Agreement shall constitute a waiver or limitation of any rights which Client may have under federal or state securities laws.

13.    TERM

       This Agreement shall be in effect for an initial term of two years beginning on the Effective Date. This Agreement may be renewed thereafter for successive one-year periods if such renewal is approved annually by the majority of the Fund's Board of Directors, provided that in such event, continuance shall also be approved by a vote of those members of the Funds' Board of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940.

14.    TERMINATION

       This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon notice to the other in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or otherwise by Adviser upon sixty (60) days' written notice to the Client or by Client upon 30 days' written notice to Adviser, except that this Agreement shall automatically terminate in the event of its assignment, as provided in Paragraph 19, at the discretion of the Client in the event of Adviser's change in control as provided in Paragraph 19, upon the termination of the Funds, or upon termination of Client's advisory agreement with the Funds. Any termination in accordance with the terms of this Agreement shall not cause the payment of any penalty. Any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

15.    REPRESENTATIONS

       (a) Adviser hereby confirms to Client that Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Adviser has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Adviser in accordance with its terms.

       (b) Client hereby confirms to Adviser that it is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Client has been fully authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms.

       (c) Adviser hereby acknowledges that the Vantagepoint Funds is registered as an open-end investment company under the 1940 Act and is subject to taxation as a regulated investment company under Subchapter M and the regulations promulgated thereunder of the Internal Revenue Code. Adviser hereby represents that it is familiar with the requirements of such laws and the rules and regulations thereunder as they apply to the Vantagepoint Funds and has systems and procedures in place reasonably designed to permit Adviser, Client, and the Vantagepoint Funds to comply with such requirement.

16.    NOTICES

       Notices or other notifications given or sent under or pursuant to this Agreement shall be in writing and be deemed to have been given or sent if delivered to the party at its address listed below in person or by telex or telecopy receipt of which is confirmed or by mail or by registered mail, return receipt requested. The addresses of the parties are:

                            CLIENT:
                            Vantagepoint Investment Advisers, LLC
                            Attention:  Legal Department
                            c/o ICMA Retirement Corporation
                            777 North Capitol Street, NE, Ste. 600
                            Washington, D.C. 20002-4240

                            ADVISER:
                            Barrow, Hanley, Mewhinney & Strauss, Inc.
                            Attention:  Rich Englander
                            3232 McKinney Avenue, 15th Floor
                            McKinney Plaza
                            Dallas, Texas 75204

       Each party may change its address by giving notice as herein required.

17.    SOLE INSTRUMENT

       This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

18.    WAIVER OR MODIFICATION

       No waiver or modification of this Agreement shall be effective unless reduced to a written document signed by the party to be charged. No failure to exercise and no delay in exercising, on the part of any party hereto, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof. Only the Chief Executive Officer, has authority on behalf of Client to modify or waive any of the provisions of the Agreement. It is understood that certain material amendments may require approval of the Funds shareholders.

19.    ASSIGNMENT AND CHANGE IN CONTROL

       This Agreement shall automatically terminate in the event of its assignment. Adviser agrees to provide immediate written notice in the event of a change in control. Such a change in control will entitle, but not require, the Client to terminate the Agreement immediately or upon notice.

20.    COUNTERPARTS

       This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

21.    CHOICE OF LAW

       This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

22.    YEAR 2000 STATEMENT

       Adviser certifies that it has taken the steps to address the Year 2000 problem that are set forth in Adviser's SEC Form ADV-Y2K, a copy of which has been filed with the SEC and provided to Client. Any subsequent SEC filings regarding this issue shall be provided to Client.

23.    VANTAGEPOINT FUNDS AS PARTY TO AGREEMENT

       For purposes of Sections 8 (Fees), 12 (Liability), 13 (Term), 14 (Termination), 15 (Representations), 16 (Notices), 18 (Waiver or Modification), 19 (Assignment and Change in Control), and 22 (Year 2000 Statement) of the Agreement, as well as for purposes of Schedule C of the Agreement, the Vantagepoint Funds is hereby made a party to the Agreement and shall be entitled to all notices, protections and rights set forth in those Sections and in Schedule C to which Client is entitled.

        IN WITNESS WHEREOF, THE PARTIES HERETO EXECUTE THIS AGREEMENT ON
               , 199   and make it effective on the date set forth.

CLIENT                                  ADVISER
Vantagepoint                            Barrow, Hanley, Mewhinny & Strauss, Inc.
Investment Advisers, LLC

by:                                     by:


------------------------                ------------------------
(signature)                             (signature)



------------------------                ------------------------
Girard Miller, President                (name, title)


Date:                                   Date:

FUNDS
The Vantagepoint Funds

by:



------------------------
Girard Miller, President


Date:

                                                                       EXHIBIT B


                          INVESTMENT ADVISORY AGREEMENT

       This Investment Advisory Agreement is made as of the __________ day of _______________, 1999, by and between VANTAGEPOINT INVESTMENT ADVISERS, LLC, a Delaware limited liability company (hereafter "Client"), and T. ROWE PRICE ASSOCIATES, INC., at 100 East Pratt Street, Baltimore, Maryland 21202 (hereafter "Adviser") and is effective as of______________ ,1999 (the "Effective Date").

       WHEREAS, the Vantagepoint Funds (the "Funds") is a Delaware Business Trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

       WHEREAS, Client is party to an Investment Adviser Agreement with the Funds for management of the investment operations of the Funds including the establishment and operation of investment portfolios for the Funds and the entering into of contracts with sub-advisers to assist in managing the investment of the Funds property;

       WHEREAS, Client and Adviser wish to enter into a sub-advisory agreement pursuant to which Adviser will provide such assistance to Client.

                                   AGREEMENTS:

       In consideration of the performance by the Adviser as Investment Adviser of certain assets held by the Funds, the Client has authorized the Adviser to manage the securities and other assets as follows:

1.     ACCOUNT

       The account with respect to which the Adviser shall perform its services shall consist of those assets of the Vantagepoint Equity Income Fund which the Client determines to assign to an account with the Adviser, together with all income earned by those assets and all realized and unrealized capital appreciation related to those assets (hereafter "Account"). From time to time, the Client may, upon notice to the Adviser, make additions to the Account and may, upon providing as much notice to the Adviser as reasonably practical, make withdrawals from the Account.

2.     APPOINTMENT STATUS, POWERS OF ADVISER

       (a) Purchase and Sale. Client hereby appoints Adviser to manage the Account on the terms and conditions set forth in this Agreement. Subject to the restrictions set forth in this Agreement, and acting always in conformity with the Investment Policies provided in Paragraph 4, Adviser shall supervise and direct investment of the Account. Client hereby grants the Adviser complete, unlimited and unrestricted discretion and authority to select portfolio securities with respect to the Account including the power to acquire (by purchase, exchange, subscription or otherwise), to hold and dispose (by sale, exchange or otherwise). The Adviser will consult with Client, upon the request of the Client, concerning any transactions it makes with respect to the investment of the Account.

       (b) Limitation on Authority. Except as expressly authorized herein or hereafter from time to time, Adviser shall for all purposes be deemed an independent contractor and shall have no authority to act for or to represent the Client or the Funds in any way or otherwise to be an agent of the Client or the Funds. The activities of Client and Adviser in managing the assets of the Fund Vantagepoint Equity Income Fund shall in all instances be conducted subject to the supervision and direction of the Board of Directors of the Vantagepoint Funds.

       (c) Voting. Unless otherwise instructed by Client, Adviser shall have discretion to take any action or render any advice with respect to the voting of shares or the execution of proxies solicited from time to time by, or with respect to, the issuers of securities held in the Account. Adviser will report annually to Client regarding such voting.

       (d) Key Personnel. Adviser agrees that the following key personnel have primary responsibility with respect to the investment management of the Account. If the(se) individual(s) is unable to devote sufficient time to maintain primary responsibility of the Account, the Adviser must give Client written advance notice (if possible), or prompt notice within three (3) business days, of the name of the person designated by the Adviser to replace or supplement the individual(s). In addition, the Adviser will give Client written notice of the replacement of any employee of the Adviser who has direct supervisory responsibility for the key personnel or who has responsibility for setting investment policy as soon as reasonably practicable.

        Key Personnel:    Brian C. Rogers


3.     ACCEPTANCE OF APPOINTMENT

       Adviser accepts the appointment as an investment adviser and agrees to use its best efforts and professional judgment to make timely investment transactions for the Client with respect to the investments of the Account, and to provide the other services required of the Adviser under the provisions of this Agreement.

4.     INVESTMENT POLICIES

       (a) Investment Objectives. Subject to the supervision of the Fund's Board of Directors and the Client, the Adviser shall direct the investments of the Account in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission on Form N-1A ("Registration Statement"), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund or Client may reasonably impose by written notice to the Adviser or as set forth in SCHEDULE A. Client shall give Adviser as many copies as Adviser may reasonably request of the Fund's Prospectus and Statement of Additional Information, and any amendments or supplements thereto, as soon a practicable after such documents become available.

       (b) Funds' Agreement and Declaration of Trust. The Adviser will adhere to all specific provisions relating to the investment of the Account established in the Funds' Agreement and Declaration of Trust and Registration Statement, both of which are hereby incorporated by reference and made a part of this Agreement. The Client shall give written notice to the Adviser of any amendments to the Agreement and Declaration of Trust or Registration Statement, which amendments, upon their receipt by the Adviser, shall be binding on the Adviser.

       (c) Investment Adviser Guidelines. The Adviser shall act in accordance with the Fund's Prospectus and Statement or Additional Information, and in accordance with the limitations set forth in the specific statement of Investment Adviser Guidelines, SCHEDULE B, as restated or modified from time to time by the Client in written notice to the Adviser. The Client retains the right, on written notice to the Adviser, to modify any such objectives, guidelines, restrictions, and liquidity requirements in any manner at any time as may be allowed pursuant to the 1940 Act.

       (d) Conflict in Policies. If a conflict in policies or guidelines referenced herein occurs, the Registration Statement shall govern for purposes of this Agreement.

5.     CUSTODY, DELIVERY, RECEIPT OF SECURITIES

       (a) Custody Responsibilities. The Client shall designate one or more custodians to hold the Account. The Custodian, as designated by the Client will be responsible for the custody, receipt and delivery of securities and other assets of the Funds (including the Account), and the Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Funds (including the Account). In the event that any cash or securities of the Funds are delivered to the Adviser, it will promptly deliver the same over to the Custodian, in the name of the Funds.

       (b) Securities Transactions. Unless otherwise required by local custom, all securities transactions for the Account will be consummated by payment to or delivery by the Funds of cash or securities due to or from the Account. The Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers for the Account by 11:00 a.m. EST on the day following the trade date and will affirm the trade within the close of business one (1) business day after the trade date (T+1) provided the broker has also affirmed the trade.

       (c) Tri-Party Agreement. The Adviser is authorized to enter into Tri-Party Repurchase Agreements and sign the standard PSA tri-party agreement (the "Tri-Party Agreement") on behalf of the Client and the subcustodian thereunder is authorized to act as a subcustodian for the Account's assets involved in any tri-party repurchase agreement pursuant to such Tri-Party Agreement.

6.     RECORD KEEPING AND REPORTING

       (a) Records. Adviser will maintain proper and complete records relating to the furnishing of services under this Agreement, including records with respect to the acquisition, holding and disposition of securities for Client that are required of an investment adviser to a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, and the rules thereunder, and in accordance with such reasonable instructions as shall be provided to Adviser by Client from time to time. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it during normal business hours upon reasonable notice. Except as expressly authorized in this Agreement or as required by applicable law, regulation or order of court or as directed by other party in writing, Adviser and Client shall keep confidential the records and other information obtained by reason of this Agreement. Upon termination of this Agreement, Adviser shall promptly, upon demand, return to Client all records Client reasonably believes are necessary in order to discharge its responsibilities to the Funds. Adviser shall be entitled to retain originals or copies of records pursuant to the requirements of applicable laws or regulations.

       (b) Reconciliations. Adviser shall reconcile security and cash positions, and market values on a monthly basis to the Custodian's records and report discrepancies to the Client by ten (10) business days after the end of the month.

       (c) Loss Reimbursement. Adviser shall reimburse the Account for any material error to the Fund's net asset value caused by Adviser's breach of its standard of care set forth in Section 12 that is a direct cause of a delay in the accurate daily pricing of the Fund(s), provided such loss was not the result of action or inaction of other service providers to the Client or the Fund in failing to observe the instructions of the Adviser.

       (d) Reports. Adviser shall furnish Client and the Board of Directors of the Vantagepoint Funds such periodic and special reports and information as either of them may reasonably request, including such information as shall be reasonably necessary to evaluate the terms of any advisory agreement between Client and Adviser with respect to the assets of the Vantagepoint Equity Income Fund.

       (e) Other Reports on Request. Adviser shall provide to Client promptly upon request any information available in the records maintained by Adviser relating to the Account.

       (f) Review of Materials. During the term of this Agreement, the Client shall furnish to the Adviser at its principal office all prospectuses, statements of additional information, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Adviser or its clients in any way, prior to the use thereof, and the Client shall not use any such materials if the Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. The Client shall ensure that materials prepared by employees or agents of the Client or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the preceding sentence.

7.     PURCHASE AND SALE OF SECURITIES

       (a) Selection of Brokers. Except to the extent otherwise instructed in writing by Client in acting on behalf of the Fund, (it being understood that Client, acting on behalf of the Fund, may, in its absolute discretion and consistent with the requirements of the 1940 Act and applicable federal securities laws, direct portfolio transactions for which Adviser is responsible to any broker that Client may see fit), Adviser shall place all orders for the purchase and sale of securities on behalf of the Client with brokers or dealers selected by Adviser, but not with a person affiliated with Adviser, as the term "affiliated person" is defined in the Investment Company Act of 1940 (hereafter an "Affiliate"), unless the transaction is in compliance with Rules 17e-1 or 10f-3 under the 1940 Act, as applicable, and the Fund's policies and procedures thereunder, copies of which shall be provided to Adviser.

       (b) Best Execution. In placing such orders, the Adviser will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances. In evaluating the terms available for executing particular transactions for Client and in selecting brokers and dealers to execute such transactions, the Adviser may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of brokers and dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by brokers and dealers. Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in discharging responsibilities with respect to the Account or to other client accounts as to which it exercises investment discretion.

       (c) Bunching Orders. Client agrees that Adviser may aggregate sales and purchase orders of Account with similar orders being made simultaneously for other accounts managed by Adviser, if in Adviser's reasonable judgment such aggregation shall result in an overall economic benefit or more efficient execution to the Account taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. Client acknowledges that the determination of such economic benefit to the Fund by Adviser represents Adviser's evaluation that the Account is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in a manner the Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

8.     INVESTMENT FEES

       (a) Fee Schedule. The compensation of the Adviser for its services under this Agreement shall be calculated and paid by the Client from the assets of the Account in accordance with SCHEDULE C hereto.

       (b) For purposes of this section 8 and Schedule C, all payments due to Adviser shall be solely made from the assets of the Vantagepoint Equity Income Fund.

       (c) Pro Rata Fee. If the Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the Account in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Adviser hereunder.

9.     BEST EFFORTS; NON-EXCLUSIVITY OF SERVICES

       The Adviser shall devote its best efforts and such time as it deems necessary to provide prompt and expert service to the Client. The services of Adviser to be provided to Client hereunder are not to be deemed exclusive and Adviser shall be free to provide similar services for its own account and the accounts of other persons and to receive compensation for such services. Client acknowledges that Adviser and its members, Affiliates and employees, and Adviser's other clients may at any time, have, acquire, increase, decrease, or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Adviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement simply because Adviser, its directors, members, Affiliates or employees invest in such a position for its or their own accounts or for the account of another client.

10.    INSIDER TRADING POLICIES AND CODE OF ETHICS

       Adviser hereby represents that it has adopted policies that meet the requirements of Rule 17j-1 under the Investment Company Act of 1940. Copies of such policies shall be delivered to the Client upon request, and any material violation of such policies by personnel of the Adviser who are "access persons" with respect to the Account shall be reported to the Client.

11.    INSURANCE

       At all times during the term of this Agreement, Adviser shall maintain, at its own cost and expense, professional liability insurance for errors, omissions, and negligent acts, in an amount and with such terms as are standard in the financial services industry for an investment adviser managing the amount of aggregate assets managed by Adviser for Client and for the Adviser's other clients.

12.    LIABILITY

       In the absence of any gross negligence, malfeasance, or willful violation of this Agreement, Adviser shall not be liable to Client for honest mistakes of judgment or for action or inaction taken in good faith for a purpose that the Adviser reasonably believes to be in the best interests of the Client or the Fund. However, neither this provision nor any other provision of this Agreement shall constitute a waiver or limitation of any rights which Client may have under federal or state securities laws.

13.    TERM

       This Agreement shall be in effect for an initial term of two years beginning on the Effective Date. This Agreement may be renewed thereafter for successive one-year periods if such renewal is approved annually by the majority of the Fund's Board of Directors, provided that in such event, continuance shall also be approved by a vote of those members of the Funds' Board of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940.

14.    TERMINATION

       This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon notice to the other in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or otherwise by Adviser upon sixty (60) days' written notice to the Client or by Client upon 30 days' written notice to Adviser, except that this Agreement shall automatically terminate in the event of its assignment, as provided in Paragraph 19, upon the termination of the Funds, or upon termination of Client's advisory agreement with the Funds, and at the discretion of the Client in the event of Adviser's change in control as provided in Paragraph 19. Any termination in accordance with the terms of this Agreement shall not cause the payment of any penalty. Any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

15.    REPRESENTATIONS

       (a) Adviser hereby confirms to Client that Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Adviser has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Adviser in accordance with its terms.

       (b) Client hereby confirms to Adviser that it is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Client has been fully authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms.

       (c) Adviser hereby acknowledges that the Vantagepoint Funds is registered as an open-end investment company under the 1940 Act and is subject to taxation as a regulated investment company under Subchapter M and the regulations promulgated thereunder of the Internal Revenue Code. Adviser hereby represents that it is familiar with the requirements of such laws and the rules and regulations thereunder as they apply to the Vantagepoint Funds and has systems and procedures in place reasonably designed to permit Adviser, Client, and the Vantagepoint Funds to comply with such requirement.

16.    NOTICES

       Notices or other notifications given or sent under or pursuant to this Agreement shall be in writing and be deemed to have been given or sent if delivered to the party at its address listed below in person or by telex or telecopy receipt of which is confirmed or by mail or by registered mail, return receipt requested. Notice to the Client shall constitute notice to the Vantagepoint Funds as required under Section 23 hereof. The addresses of the parties are:

                               CLIENT:
                               Vantagepoint Investment Advisers, LLC
                               Attention:  Legal Department
                               c/o ICMA Retirement Corporation
                               777 North Capitol Street, NE, Ste. 600
                               Washington, D.C. 20002-4240

                               ADVISER:
                               T. RowePrice Associates, Inc.
                               Attention:  Henry H. Hopkins, Esq.
                               100 E. Pratt Street
                               Baltimore, MD  21202

       Each party may change its address by giving notice as herein required.

17.    SOLE INSTRUMENT

       This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

18.    WAIVER OR MODIFICATION

       No waiver or modification of this Agreement shall be effective unless reduced to a written document signed by the party to be charged. No failure to exercise and no delay in exercising, on the part of any party hereto, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof. Only the Chief Executive Officer, has authority on behalf of Client to modify or waive any of the provisions of the Agreement. It is understood that certain material amendments may require approval of the Funds shareholders.

19.    ASSIGNMENT AND CHANGE IN CONTROL

       This Agreement shall automatically terminate in the event of its assignment. Adviser agrees to provide immediate written notice in the event of a change in control. Such a change in control will entitle, but not require, the Client to terminate the Agreement immediately or upon notice.

20.    COUNTERPARTS

       This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

21.    CHOICE OF LAW

       This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

22.    YEAR 2000 STATEMENT

       Adviser certifies that it has taken the steps to address the Year 2000 problem that are set forth in Adviser's SEC Form ADV-Y2K, a copy of which has been filed with the SEC and provided to Client. Any subsequent SEC filings regarding this issue shall be provided to Client.

23.    VANTAGEPOINT FUNDS AS PARTY TO AGREEMENT

       For purposes of Sections 8 (Fees), 12 (Liability), 13 (Term), 14 (Termination), 15 Representations), 16 (Notices), 18 (Waiver or Modification), 19 (Assignment and Change in Control), and 22 (Year 2000 Statement) of the Agreement, as well as for purposes of Schedule C of the Agreement, the Vantagepoint Funds is hereby made a party to the Agreement and shall be entitled to all notices, protections and rights set forth in those Sections and in Schedule C to which Client is entitled.

        IN WITNESS WHEREOF, THE PARTIES HERETO EXECUTE THIS AGREEMENT ON
               , 199   and make it effective on the date set forth.

CLIENT                                     ADVISER
Vantagepoint                               T. Rowe Price Associates, Inc.
Investment Advisers, LLC

by:                                        by:


------------------------                   ---------------------------------
Girard Miller, President                   Darrell N. Braman, Vice President



Date:                                      Date:



FUNDS
The Vantagepoint Funds

by:



------------------------
Girard Miller, President

Date:

                                                                       EXHIBIT C


                        INVESTMENT SUBADVISORY AGREEMENT

       This Investment Subadvisory Agreement is made as of the __________ day of _______________, 1999, by and between VANTAGEPOINT INVESTMENT ADVISERS, LLC, a Delaware limited liability company (hereafter "Client"), WELLINGTON MANAGEMENT COMPANY, LLP, 75 State Street, Boston, Massachusetts 02109 (hereafter "Subadviser"), and, as set forth in Section 23, THE VANTAGEPOINT FUNDS, a
Delaware business trust, and is effective as of______________ ,19   (the
"Effective Date").

       WHEREAS, the Vantagepoint Funds (the "Funds") is a Delaware Business Trust registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

       WHEREAS, Client is party to an Investment Adviser Agreement with the Funds for management of the investment operations of the Funds including the establishment and operation of investment portfolios for the Funds and the entering into of contracts with sub-advisers to assist in managing the investment of the Funds property;

       WHEREAS, Client and Subadviser wish to enter into a sub-advisory agreement pursuant to which Subadviser will provide such assistance to Client.

                                   AGREEMENTS:

       In consideration of the performance by the Subadviser as Investment Subadviser of certain assets held by the Funds, the Client has authorized the Subadviser to manage the securities and other assets as follows:

1.     ACCOUNT

       The account with respect to which the Subadviser shall perform its services shall consist of those assets of the Vantagepoint Equity Income Fund which the Client determines to assign to an account with the Subadviser, together with all income earned by those assets and all realized and unrealized capital appreciation related to those assets (hereafter "Account"). From time to time, the Client may, upon notice to the Subadviser, make additions to the Account and may, upon notice to the Subadviser, make withdrawals from the Account.

2.     APPOINTMENT STATUS, POWERS OF SUBADVISER

       (a) Purchase and Sale. Client hereby appoints Subadviser to manage the Account on the terms and conditions set forth in this Agreement. Subject to the restrictions set forth in this Agreement, and acting always in conformity with the Investment Policies provided in Paragraph 4, Subadviser shall supervise and direct investment of the Account. Client hereby grants the Subadviser complete, unlimited and unrestricted discretion and authority to select portfolio securities with respect to the Account including the power to acquire (by purchase, exchange, subscription or otherwise), to hold and dispose (by sale, exchange or otherwise). The Subadviser will consult with Client, upon the request of the Client, concerning any transactions it makes with respect to the investment of the Account.

       (b) Limitation on Authority. Except as expressly authorized herein or hereafter from time to time, Subadviser shall for all purposes be deemed an independent contractor and shall have no authority to act for or to represent the Client or the Funds in any way or otherwise to be an agent of the Client or the Funds. The activities of Client and Subadviser in managing the assets of the Fund Vantagepoint Equity Income Fund shall in all instances be conducted subject to the supervision and direction of the Board of Directors of the Vantagepoint Funds.

       (c) Voting. Unless otherwise instructed by Client, Subadviser shall have discretion to take any action or render any advice with respect to the voting of shares or the execution of proxies solicited from time to time by, or with respect to, the issuers of securities held in the Account. Subadviser will report annually to Client regarding such voting.

       (d) Key Personnel. Subadviser agrees that the following key personnel have primary responsibility with respect to the investment management of the Account. If the(se) individual(s) is unable to devote sufficient time to maintain primary responsibility of the Account, the Subadviser must give Client written advance notice, or prompt notice within three (3) business days, of the name of the person designated by the Subadviser to replace or supplement the individual(s). In addition, the Subadviser will give Client written notice of the replacement of any employee of the Subadviser who has direct supervisory responsibility for the key personnel or who has responsibility for setting investment policy as soon as reasonably practicable.

       Key Personnel:    Stephen T. O'Brien

3.     ACCEPTANCE OF APPOINTMENT

       Subadviser accepts the appointment as an investment Subadviser and agrees to use its best efforts and professional judgment to make timely investment transactions for the Client with respect to the investments of the Account, and to provide the other services required of the Subadviser under the provisions of this Agreement.

4.     INVESTMENT POLICIES

       (a) Investment Objectives. Subject to the supervision of the Fund's Board of Directors and the Client, the Subadviser shall direct the investments of the Account in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information as filed with the Securities and Exchange Commission on Form N-1A ("Registration Statement"), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund or Client may reasonably impose by written notice to the Subadviser or as set forth in SCHEDULE A. Client shall give Subadviser copies of the Fund's Prospectus and Statement of Additional Information, and any amendments or supplements thereto, as soon a practicable after such documents become available.

       (b) Funds' Agreement and Declaration of Trust. The Subadviser will adhere to all specific provisions relating to the investment of the Account established in the Funds' Agreement and Declaration of Trust and Registration Statement, both of which are hereby incorporated by reference and made a part of this Agreement. The Client shall give written notice to the Subadviser of any amendments to the Agreement and Declaration of Trust or Registration Statement, which amendments, upon their receipt by the Subadviser, shall be binding on the Subadviser.

       (c) Investment Subadviser Guidelines. The Subadviser shall act in accordance with the Fund's Prospectus and Statement or Additional Information, and in accordance with the limitations set forth in the specific statement of Investment Adviser Guidelines, SCHEDULE B, as restated or modified from time to time by the Client in written notice to the Subadviser. The Client retains the right, on written notice to the Subadviser, to modify any such objectives, guidelines, restrictions, and liquidity requirements in any manner at any time as may be allowed pursuant to the 1940 Act.

       (d) Conflict in Policies. If a conflict in policies or guidelines referenced herein occurs, the Registration Statement shall govern for purposes of this Agreement.

5.     CUSTODY, DELIVERY, RECEIPT OF SECURITIES

       (a) Custody Responsibilities. The Client shall designate one or more custodians to hold the Account. The Custodian, as designated by the Client will be responsible for the custody, receipt and delivery of securities and other assets of the Funds (including the Account), and the Subadviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Funds (including the Account). In the event that any cash or securities of the Funds are delivered to the Subadviser, it will promptly deliver the same over to the Custodian, in the name of the Funds.

       (b) Securities Transactions. Unless otherwise required by local custom, all securities transactions for the Account will be consummated by payment to or delivery by the Funds of cash or securities due to or from the Account. The Subadviser will make all reasonable efforts to notify the Custodian of all orders to brokers for the Account by 9:00 am EST on the day following the trade date and will affirm the trade within the close of business one (1) business day after the trade date (T+1).

       (c) Tri-Party Agreement. The Subadviser is authorized to enter into Tri-Party Repurchase Agreements and sign the standard PSA tri-party agreement (the "Tri-Party Agreement") on behalf of the Client and the subcustodian thereunder is authorized to act as a subcustodian for the Account's assets involved in any tri-party repurchase agreement pursuant to such Tri-Party Agreement.

6.     RECORD KEEPING AND REPORTING

       (a) Records. Subadviser will maintain proper and complete records relating to the furnishing of services under this Agreement, including records with respect to the acquisition, holding and disposition of securities for Client that are required of an investment adviser to a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, and the rules thereunder, and in accordance with such reasonable instructions as shall be provided to Subadviser by Client from time to time. All records maintained pursuant to this Agreement shall be subject to examination by Client and by persons authorized by it during normal business hours upon reasonable notice. Except as expressly authorized in this Agreement or as required by applicable law, regulation or order of court or as directed by other party in writing, Subadviser and Client shall keep confidential the records and other information obtained by reason of this Agreement. Upon termination of this Agreement, Subadviser shall promptly, upon demand, return to Client all records Client reasonably believes are necessary in order to discharge its responsibilities to the Funds. Subadviser shall be entitled to retain originals or copies of records pursuant to the requirements of applicable laws or regulations.

       (b) Reconciliations. Subadviser shall reconcile security and cash positions, and market values on a monthly basis to the Custodian's records and report discrepancies to the Client by ten (10) business days after the end of the month.

       (c) Loss Reimbursement. Subadviser shall reimburse the Account for any material error to the Fund's net asset value caused by Subadviser's breach of its standard of care set forth in Section 12 that is a direct cause of a delay in the accurate daily pricing of the Fund(s), provided such loss was not the result of action or inaction of other service providers to the Client or the Fund.

       (d) Reports. Subadviser shall furnish Client and the Board of Directors of the Vantagepoint Funds such periodic and special reports and information as either of them may request, including such information as shall be reasonably necessary to evaluate the terms of any advisory agreement between Client and Subadviser with respect to the assets of the Vantagepoint Equity Income Fund.

       (e) Other Reports on Request. Subadviser shall provide to Client promptly upon request any information available in the records maintained by Subadviser relating to the Account.

       (f) Review of Materials. During the term of this Agreement, the Client shall furnish to the Subadviser at its principal office all prospectuses, statements of additional information, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and the Client shall not use any such materials if the Subadviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. The Client shall ensure that materials prepared by employees or agents of the Client or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in the preceding sentence.

7.     PURCHASE AND SALE OF SECURITIES

       (a) Selection of Brokers. Except to the extent otherwise instructed in writing by Client in acting on behalf of the Fund, (it being understood that Client, acting on behalf of the Fund, may, in its absolute discretion and consistent with the requirements of the 1940 Act and applicable federal securities laws, direct portfolio transactions for which Subadviser is responsible to any broker that Client may see fit), Subadviser shall place all orders for the purchase and sale of securities on behalf of the Client with brokers or dealers selected by Subadviser, but not with a person affiliated with Subadviser, as the term "affiliated person" is defined in the Investment Company Act of 1940 (hereafter an "Affiliate"), unless the transaction is in compliance with Rules 17e-1 or 10f-3 under the 1940 Act, as applicable, and the Fund's policies and procedures thereunder, copies of which shall be provided to Subadviser.

       (b) Best Execution. In placing such orders, the Subadviser will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances. In evaluating the terms available for executing particular transactions for Client and in selecting brokers and dealers to execute such transactions, the Subadviser may consider, in addition to commission cost and execution capabilities, the financial stability and reputation of brokers and dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by brokers and dealers. Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer in discharging responsibilities with respect to the Account or to other client accounts as to which it exercises investment discretion.

       (c) Bunching Orders. Client agrees that Subadviser may aggregate sales and purchase orders of Account with similar orders being made simultaneously for other accounts managed by Subadviser, if in Subadviser's reasonable judgment such aggregation shall result in an overall economic benefit or more efficient execution to the Account taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. Client acknowledges that the determination of such economic benefit to the Fund by Subadviser represents Subadviser's evaluation that the Account is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Subadviser in a manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

8.     INVESTMENT FEES

       (a) Fee Schedule. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Client from the assets of the Account in accordance with SCHEDULE C hereto.

       (b) For purposes of this section 8 and Schedule C, all payments due to Subadviser shall be solely made from the assets of the Vantagepoint Equity Income Fund, a portfolio of the Vantagepoint Funds.

       (c) Pro Rata Fee. If the Subadviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the Account in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Subadviser hereunder.

9.     BEST EFFORTS; NON-EXCLUSIVITY OF SERVICES

       The Subadviser shall devote its best efforts and such time as it deems necessary to provide prompt and expert service to the Client. The services of Subadviser to be provided to Client hereunder are not to be deemed exclusive and Subadviser shall be free to provide similar services for its own account and the accounts of other persons and to receive compensation for such services. Client acknowledges that Subadviser and its members, Affiliates and employees, and Subadviser's other clients may at any time, have, acquire, increase, decrease, or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Subadviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement simply because Subadviser, its directors, members, Affiliates or employees invest in such a position for its or their own accounts or for the account of another client.

10.    INSIDER TRADING POLICIES AND CODE OF ETHICS

       Subadviser hereby represents that it has adopted policies that meet the requirements of Rule 17j-1 under the Investment Company Act of 1940. Copies of such policies shall be delivered to the Client upon request, and any material violation of such policies by personnel of the Subadviser who are "access persons" with respect to the Account shall be reported to the Client.

11.    INSURANCE

       At all times during the term of this Agreement, Subadviser shall maintain, at its own cost and expense, professional liability insurance for errors, omissions, and negligent acts, in an amount and with such terms as are standard in the financial services industry for an investment adviser managing the amount of aggregate assets managed by Subadviser for Client and for the Subadviser's other clients.

12.    LIABILITY

       In the absence of any gross negligence, malfeasance, or willful violation of this Agreement, Subadviser shall not be liable to Client for honest mistakes of judgment or for action or inaction taken in good faith for a purpose that the Subadviser reasonably believes to be in the best interests of the Client or the Fund. However, neither this provision nor any other provision of this Agreement shall constitute a waiver or limitation of any rights which Client may have under federal or state securities laws.

13.    TERM

       This Agreement shall be in effect for an initial term of two years beginning on the Effective Date. This Agreement may be renewed thereafter for successive one-year periods if such renewal is approved annually by the majority of the Fund's Board of Directors, provided that in such event, continuance shall also be approved by a vote of those members of the Funds' Board of Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940.

14.    TERMINATION

       This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon notice to the other in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a twenty (20) day period after notice of such breach, or otherwise by Subadviser upon sixty (60) days' written notice to the Client or by Client upon 30 days' written notice to Subadviser, except that this Agreement shall automatically terminate in the event of its assignment, as provided in Paragraph 19, at the discretion of the Client in the event of Subadviser's change in control as provided in Paragraph 19, upon the termination of the Funds, or upon termination of Client's advisory agreement with the Funds. Any termination in accordance with the terms of this Agreement shall not cause the payment of any penalty. Any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

15.    REPRESENTATIONS

       (a) Subadviser hereby confirms to Client that Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of Subadviser has been duly authorized and, upon execution and delivery, this Agreement will be binding upon Subadviser in accordance with its terms.

       (b) Client hereby confirms to Subadviser that it is registered as an investment adviser under the Investment Advisers Act of 1940, that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of Client has been fully authorized and, upon execution and delivery, this Agreement will be binding upon Client in accordance with its terms.

       (c) Subadviser hereby acknowledges that the Vantagepoint Funds is registered as an open-end investment company under the 1940 Act and is subject to taxation as a regulated investment company under Subchapter M and the regulations promulgated thereunder of the Internal Revenue Code. Subadviser hereby represents that it is familiar with the requirements of such laws and the rules and regulations thereunder as they apply to the Vantagepoint Funds and has systems and procedures in place reasonably designed to permit Subadviser, Client, and the Vantagepoint Funds to comply with such requirement.

16.    NOTICES

       Notices or other notifications given or sent under or pursuant to this Agreement shall be in writing and be deemed to have been given or sent if delivered to the party at its address listed below in person or by telex or telecopy receipt of which is confirmed or by mail or by registered mail, return receipt requested. The addresses of the parties are:

                       CLIENT:
                       Vantagepoint Investment Advisers, LLC
                       Attention:  Legal Department
                       c/o ICMA Retirement Corporation
                       777 North Capitol Street, NE, Ste. 600
                       Washington, D.C. 20002-4240

                       SUBADVISER:
                       Wellington Management Company, LLP
                       Attention:  Regulatory Affairs Department
                       75 State Street
                       Boston, MA 02109

       Each party may change its address by giving notice as herein required.

17.    SOLE INSTRUMENT

       This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

18.    WAIVER OR MODIFICATION

       No waiver or modification of this Agreement shall be effective unless reduced to a written document signed by the party to be charged. No failure to exercise and no delay in exercising, on the part of any party hereto, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof. Only the Chief Executive Officer, has authority on behalf of Client to modify or waive any of the provisions of the Agreement. It is understood that certain material amendments may require approval of the Funds shareholders.

19.    ASSIGNMENT AND CHANGE IN CONTROL

       This Agreement shall automatically terminate in the event of its assignment. Subadviser agrees to provide immediate written notice in the event of a change in control. Such a change in control will entitle, but not require, the Client to terminate the Agreement immediately or upon notice.

20.    COUNTERPARTS

       This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

21.    CHOICE OF LAW

       This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

22.    YEAR 2000 STATEMENT

       Subadviser certifies that it has taken the steps to address the Year 2000 problem that are set forth in Subadviser's SEC Form ADV-Y2K, a copy of which has been filed with the SEC and provided to Client. Any subsequent SEC filings regarding this issue shall be provided to Client.

23.    VANTAGEPOINT FUNDS AS PARTY TO AGREEMENT

       For purposes of Sections 8 (Fees), 12 (Liability), 13 (Term), 14 (Termination), 15 Representations), 16 (Notices), 18 (Waiver or Modification), 19 (Assignment and Change in Control), and 22 (Year 2000 Statement) of the Agreement, as well as for purposes of Schedule C of the Agreement, the Vantagepoint Funds is hereby made a party to the Agreement and shall be entitled to all notices, protections and rights set forth in those Sections and in Schedule C to which Client is entitled.

        IN WITNESS WHEREOF, THE PARTIES HERETO EXECUTE THIS AGREEMENT ON
               , 199   and make it effective on the date set forth.

CLIENT                                 SUBADVISER
Vantagepoint                           Wellington Management Company, LLP
Investment Advisers, LLC

by:                                    by:


------------------------               ------------------------
(signature)                            (signature)



------------------------               ------------------------
Girard Miller, President               (name, title)



Date:                                  Date:



FUNDS
The Vantagepoint Funds

by:



------------------------
Girard Miller, President



Date:

                                                                       EXHIBIT D


                       WELLINGTON MANAGEMENT COMPANY, LLP

                              Schedule of Partners

Partners: 61

     NAME                             TITLE
     ----                             -----

     Kenneth L. Abrams                Senior Vice President
     Nicholas C. Adams                Senior Vice President
     Rand L. Alexander                Senior Vice President
     Deborah L. Allinson              Senior Vice President
     James H. Averill                 Senior Vice President
     Karl E. Bandtel                  Senior Vice President
     Marie-Claude Bernal              Senior Vice President
     William N. Booth                 Senior Vice President
     Paul Braverman                   Senior Vice President & Chief Financial Officer
     Robert A. Bruno                  Senior Vice President
     Maryann E. Carroll               Senior Vice President
     Pamela Dippel                    Senior Vice President
     Robert W. Doran                  Chairman
     Charles T. Freeman               Senior Vice President
     Laurie A. Gabriel                Senior Vice President
     Frank J. Gilday                  Senior Vice President
     John H. Gooch                    Senior Vice President
     Nicholas P. Greville             Senior Vice President
     Paul Hamel                       Senior Vice President
     William C.S. Hicks               Senior Vice President
     Lucius T. Hill, III              Senior Vice President
     Paul D. Kaplan                   Senior Vice President
     John C. Keogh                    Senior Vice President
     George C. Lodge, Jr.             Senior Vice President
     Nancy T. Lukitsh                 Senior Vice President
     Mark T. Lynch                    Senior Vice President
     Christine S. Manfredi            Senior Vice President
     Patrick J. McCloskey             Senior Vice President
     Earl E. McEvoy                   Senior Vice President
     Duncan M. McFarland              President and Chief Executive Officer
     Paul M. Mecray III               Senior Vice President
     Matthew E. Megargel              Senior Vice President
     James N. Mordy                   Senior Vice President

     NAME                             TITLE
     ----                             -----

     Diane C. Nordin                  Senior Vice President
     Stephen T. O'Brien               Senior Vice President
     Edward P. Owens                  Senior Vice President
     Saul J. Pannell                  Senior Vice President
     Thomas L. Pappas                 Senior Vice President
     Jonathan M. Payson               Senior Vice President
     Stephen M. Pazuk                 Senior Vice President/Finance & Treasurer
     Robert D. Rands                  Senior Vice President
     Eugene E. Record, Jr.            Senior Vice President
     James A. Rullo                   Senior Vice President
     John R. Ryan                     Senior Vice President
     Joseph H. Schwartz               Senior Vice President
     Theodore Shasta                  Senior Vice President
     Binkley C. Shorts                Senior Vice President
     Trond Skramstad                  Senior Vice President
     Catherine A. Smith               Senior Vice President
     Stephen A. Soderberg             Senior Vice President
     Brendan J. Swords                Senior Vice President
     Harriett Tee Taggart             Senior Vice President
     Perry M. Traquina                Senior Vice President
     Gene R. Tremblay                 Senior Vice President
     Michael A. Tyler                 Senior Vice President
     Mary Ann Tynan                   Senior Vice President/Secretary
     Clare Villari                    Senior Vice President
     Ernst H. von Metzsch             Senior Vice President
     James L. Walters                 Senior Vice President/Special Counsel
     Kim Williams                     Senior Vice President
     Francis V. Wisneski              Senior Vice President

                                                                       EXHIBIT E


                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

            Officers:


            James P. Barrow
            Bryant Miller Hanley, Jr.
            Michael C. Mewhinney
            Richard A. Englander
            Joseph R. Nixon, Jr.
            Robert J. Chambers
            H. Monroe Helm, III
            Mary Jane Gilday
            James S. McClure
            John P. Harloe, Jr.
            Carrie Carmelita Canter
            John S. Willaims
            David R. Hurdin
            John S. MacDonald
            Mark C. Luchsinger

                                                                       EXHIBIT F


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF T. ROWE PRICE ASSOCIATES, INC.

       The Directors of T. Rowe Price Associates, Inc., their Principal Occupation, and the Principal Executive Officers are shown below. Each person's principal occupation during the last five years has been as an employee of T. Rowe Price Associates, Inc., unless otherwise noted. The business address of each such person, unless otherwise indicated, is 100 East Pratt Street, Baltimore, Maryland 21202.

-----------------------------------------------------------------------------------------------------------------------------------
Name                         Position with T. Rowe Price          Principal Occupation
-----------------------------------------------------------------------------------------------------------------------------------
James E. Halbkat, Jr.        Director                             President of U.S. Monitor Corporation, a provider of
                             P.O. Box 23109                       public response systems.
                             Hilton Head Island, SC 29925
-----------------------------------------------------------------------------------------------------------------------------------
Donald B. Hebb, Jr.          Director                             Managing General Partner of ABS Capital Partners,
                             One South Street, 25th Floor         private equity funds.
                             Baltimore, MD 21202
-----------------------------------------------------------------------------------------------------------------------------------
Richard L. Menschel          Director                             Limited Partner of The Goldman Sachs Group L.P.,
                             85 Broad St., 2nd Floor              an investment banking firm.
                             New York, NY 10004
-----------------------------------------------------------------------------------------------------------------------------------
Robert L. Strickland         Director                             Retired Chairman of Lowe's Companies, Inc.; Director of
                             2000 W. First Street                 Lowe's Companies, Inc., a retailer of specialty home
                             Suite 604                            supplies; Director of Hannaford Bros., Co., a food
                             Winston-Salem, NC 27104              retailer.
-----------------------------------------------------------------------------------------------------------------------------------
Phillip C. Walsh             Director                             Retired mining industry executive
                             Pleasant Valley
                             Peapack, NJ 07977
-----------------------------------------------------------------------------------------------------------------------------------
Anne Marie Whittemore        Director                             Partner of the law firm of McGuire, Woods, Battle & Booth L.L.P.;
                             One James Center                     Director of Owens and Minor, Inc., a distributor of medical and
                             Richmond, VA 23219                   surgical supplies; USF&G Corporation, an insurance company; Fort
                                                                  James Corporation, a manufacturer of paper products; and
                                                                  Albemarle Corporation, a manufacturer of specialty chemicals.
-----------------------------------------------------------------------------------------------------------------------------------
James S. Riepe               Vice-Chairman of the Board,          Mr. Riepe also serves as a Director of General Re Corporation,
                             Managing Director, and               a holding company for global reinsurance and related risk
                             Member of Management Committee       management.
-----------------------------------------------------------------------------------------------------------------------------------
George A. Roche              Chairman of the Board, President,
                             Managing Director, and Chairman
                             of Management Committee
-----------------------------------------------------------------------------------------------------------------------------------
M. David Testa               Vice-Chairman of the Board,
                             Chief Investment Officer,
                             Managing Director, and
                             Member of Management Committee
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name                         Position with T. Rowe Price                           Principal Occupation
----------------------------------------------------------------------------------------------------------------------------------
Henry H. Hopkins             Director and Managing Director; Legal Counsel
----------------------------------------------------------------------------------------------------------------------------------
James A.C. Kennedy           Director and Managing Director; Director Equity
                             Division
----------------------------------------------------------------------------------------------------------------------------------
John H. Laporte, Jr.         Director and Managing Director
----------------------------------------------------------------------------------------------------------------------------------
William T. Reynolds          Director and Managing Director; Director Fixed
                             Income Division
----------------------------------------------------------------------------------------------------------------------------------
Brian C. Rogers              Director and Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Preston G. Athey             Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Brian W.H. Berghuis          Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Stephen W. Boesel            Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Edward C. Bernard            Managing Director; Director of Retail Marketing
----------------------------------------------------------------------------------------------------------------------------------
Michael A. Goff              Managing Director; Chief Technology Officer
----------------------------------------------------------------------------------------------------------------------------------
Gregory A. McCrickard        Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Mary J. Miller               Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Charles A. Morris            Managing Director
----------------------------------------------------------------------------------------------------------------------------------
George A. Murnaghan          Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Edmund M. Notzon III         Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Wayne D. O'Melia             Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Larry J. Puglia              Managing Director
----------------------------------------------------------------------------------------------------------------------------------
John R. Rockwell             Managing Director
----------------------------------------------------------------------------------------------------------------------------------
R. Todd Ruppert              Managing Director; Director, Institutional Separate
                             Account Sales
----------------------------------------------------------------------------------------------------------------------------------
Robert W. Smith              Managing Director
----------------------------------------------------------------------------------------------------------------------------------
William J. Stromberg         Managing Director; Director of Equity Research
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Name                         Position with T. Rowe Price                           Principal Occupation
----------------------------------------------------------------------------------------------------------------------------------
Charles E. Vieth             Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Richard T. Whitney           Managing Director
----------------------------------------------------------------------------------------------------------------------------------
Alvin M. Younger, Jr.        Chief Financial Officer, Managing Director,
                             Secretary and Treasurer
----------------------------------------------------------------------------------------------------------------------------------